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EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in the Registration Statement No. 333-125110 on Form S-8 of our reports dated March 20, 2009, relating to the consolidated financial statements and the effectiveness of internal control over financial reporting appearing in this Annual Report on Form 10-K for the year ended January 31, 2009.

/s/ Moss Adams LLP

Seattle, Washington
March 20, 2009

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM